Release:    November 20, 2019

CP to acquire Central Maine & Quebec Railway from FTAI

Calgary / New York – Canadian Pacific (TSX: CP) (NYSE: CP) and Fortress Transportation and Infrastructure Investors LLC (NYSE: FTAI) announced they have entered into a definitive agreement whereby CP will acquire the Central Maine & Quebec Railway (“CMQ”).

CMQ owns 481 miles (774 kilometres) of rail lines primarily in Quebec and Maine. The end-to-end transaction will provide CP customers with seamless, safe and efficient access to ports at Searsport, Maine and to Saint John, New Brunswick, via Eastern Maine Railway Company (EMRY) and New Brunswick Southern Railway (NBSR), thereby preserving and enhancing competition.
“This strategic acquisition gives CP a true coast-to-coast network across Canada and an increased presence in the eastern U.S.,” said CP President and CEO Keith Creel. “With additional port access, more dots on the map, and our proven precision scheduled railroading operating model we are confident this transaction will bring benefits to all stakeholders moving forward.”

As part of the transaction, FTAI will retain ownership of Katahdin Railcar Services (KRS), a tank car cleaning and repair facility, and the contract to operate at a 12-mile branch line at FTAI’s Long Ridge Energy Terminal in Monroe County, Ohio. FTAI intends to continue to develop and grow both the KRS and Long Ridge branch line businesses.
“We are excited about this transaction as it brings value to our shareholders, while ensuring that the CMQ continues to provide safe and reliable rail transportation options,” said Joe Adams, FTAI CEO.
CP invests in its people and its assets to ensure it can provide service safely and efficiently. CP has been the safest railway in North America for 13 consecutive years, as measured by train accident frequency and meets all regulatory requirements.
The transaction is currently expected to close at the end of 2019 and remains subject to customary closing conditions. Over the coming weeks, CP, FTAI and other stakeholders will move towards closing.

About Canadian Pacific
Canadian Pacific is a transcontinental railway in Canada and the United States with direct links to major ports on the west and east coasts. CP provides North American customers a competitive rail service with access to key markets in every corner of the globe. CP is growing with its customers, offering a suite of freight transportation services, logistics solutions and supply chain expertise. Visit cpr.ca to see the rail advantages of CP. CP-IR

About Fortress Transportation and Infrastructure Investors LLC
Fortress Transportation and Infrastructure Investors LLC owns and acquires high quality infrastructure and equipment that is essential for the transportation of goods and people globally. FTAI targets assets that, on a combined basis, generate strong and stable cash flows with the potential for earnings growth and asset appreciation. FTAI is externally managed by an affiliate of Fortress Investment Group LLC, a leading, diversified global investment firm.

Note on forward-looking information
This news release contains certain forward-looking information and forward-looking statements (collectively, "forward-looking information") within the meaning of applicable securities laws. Forward-looking information includes, but is not limited to, statements concerning expectations, beliefs, plans, goals, objectives, assumptions and statements about possible future events, conditions, and results of operations or performance. Forward-looking information may contain statements with words or headings such as "financial expectations", "key assumptions", "anticipate", "believe", "expect", "plan", "will", "outlook", "should" or similar words suggesting future outcomes. This news release contains forward-looking information relating, but not limited to, the success of our business, our operations, priorities and plans, anticipated financial and operational performance, capital expenditures and the anticipated timing and success of the CMQ transaction and its anticipated effect on CP and its customers.
The forward-looking information contained in this news release is based on each of CP and FTAI management’s current expectations, estimates, projections and assumptions, and CP having regard to CP's experience and its perception of historical trends, and includes, but is not limited to, expectations, estimates, projections and assumptions relating to: foreign exchange rates, effective tax rates, land sales and pension income; North American and global economic growth; commodity demand growth; sustainable industrial and agricultural production; commodity prices and interest rates; performance of CP’s assets and equipment; sufficiency of CP’s budgeted capital expenditures in carrying out CP’s business plan; CP’s ability to complete its capital and maintenance projects on the timelines anticipated; applicable laws, regulations and government policies; the availability and cost of labour, services and infrastructure; the fulfillment of closing conditions for the CMQ transaction and the satisfaction by third parties of their obligations to CP. Although CP and FTAI believe the expectations, estimates, projections and assumptions reflected in the forward-looking information presented herein are reasonable as of the date hereof, there can be no assurance that they will prove to be correct.
Undue reliance should not be placed on forward-looking information as actual results may differ materially from those expressed or implied by forward-looking information. By its nature, CP's and FTAI’s forward-looking information involves inherent risks and uncertainties that could cause actual results to differ materially from the forward looking information, including, but not limited to, the following factors: changes in business strategies; general North American and global economic, credit and business conditions; risks associated with agricultural production, such as weather conditions and insect populations; the availability and price of energy commodities; risks associated with the CMQ transaction, including the satisfaction of closing conditions; the effects of competition and pricing pressures; industry capacity; shifts in market demand; changes in commodity prices; uncertainty surrounding timing and volumes of commodities being shipped via CP; inflation; changes in laws, regulations and government policies, including regulation of rates; changes in taxes and tax rates; potential increases in maintenance and operating costs; changes in fuel prices; uncertainties of investigations, proceedings or other types of claims and litigation; labour disputes; risks and liabilities arising from derailments; transportation of dangerous goods; timing of completion of capital and maintenance projects; currency and interest rate fluctuations; effects of changes in market conditions and discount rates on the financial position of pension plans and investments; trade restrictions or other changes to international trade arrangements; climate change; and various events that could disrupt operations, including severe weather, such as droughts, floods, avalanches and earthquakes, and cybersecurity attacks, as well as security threats and governmental response to them, and technological changes. The foregoing list of factors is not exhaustive. These and other factors are detailed from time to time in reports filed by CP with securities regulators in Canada and filed by CP and FTAI in the United States, including with the Securities and Exchange Commission. Reference should be made to "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations - Forward-Looking Information" in CP's and FTAI’s annual and interim reports on Form 10-K and 10-Q.
The forward-looking information contained in this news release is made as of the date hereof. Except as required by law, CP and FTAI undertake no obligation to update publicly or otherwise revise any forward-looking information, or the foregoing assumptions and risks affecting such forward-looking information, whether as a result of new information, future events or otherwise.
CP Contacts:
Media
Jeremy Berry
403-319-6227
Alert_MediaRelations@cpr.ca

Investment Community
Maeghan Albiston
403-319-3591
investor@cpr.ca

Fortress Transportation and Infrastructure Investors LLC:
Alan Andreini
Investor Relations
(212) 798-6128
aandreini@fortress.com